Exhibit 99.1

N E W S R E L E A S E
800 Gessner • Suite 500 • Houston, TX 77024

AT GROUP 1:	President and CEO	Earl J. Hesterberg	(713) 647-5700
	Senior Vice President and CFO	John C. Rickel	(713) 647-5700
	Manager, Investor Relations	Kim Paper Canning	(713) 647-5700

AT Fleishman-Hillard:	Investors	John Roper	(713) 513-9505

AT Pierpont
Communications:	Media	Clint L. Woods	(713) 627-2223

FOR IMMEDIATE RELEASE
TUESDAY, APRIL 29, 2008
GROUP 1 AUTOMOTIVE REPORTS FIRST-QUARTER 2008 FINANCIAL RESULTS
Continued Growth in Parts and Service and F&I
HOUSTON, April 29, 2008 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported net income for the first quarter ended March 31, 2008, of $16.4 million, or $0.73 per diluted share. This compares to net income of $17.4 million, or $0.72 per diluted share, in the first quarter of 2007. The 2007 first-quarter results included after-tax charges of $2.5 million, or $0.10 per diluted share, for lease terminations.
First-quarter 2008 same-store revenues fell 3.8 percent, to $1.4 billion. This decline is more than explained by an 8.8 percent reduction in new vehicle unit sales that resulted in 7.0 percent lower new vehicle revenues, as well as a slight decrease in total used vehicle revenues. Retail used vehicle revenues rose 2.3 percent on a 0.3 percent unit sales increase, offset by a 13.5 percent decline in wholesale used vehicle revenues. This is consistent with Group 1’s strategy of reducing its low-margin used vehicle wholesale business. Parts and service revenues increased 4.6 percent, as the initiatives Group 1 has been implementing in this area continued to gain traction. Finance and insurance (F&I) revenues increased 4.9 percent on 5.6 percent fewer vehicles retailed, as F&I per retail unit increased 11.2 percent to $1,165.
Same-store gross margin improved 40 basis points, to 16.6 percent, from the first quarter of 2007. The gross margin improvement reflected a 120 basis-point increase in parts and service margin, partially offset by a 50 basis-point decline and a 110 basis-point decline in new and total used vehicle margins, respectively.
On a consolidated basis, selling, general and administrative (SG&A) expense as a percent of gross profit improved 100 basis points, to 79.2 percent.
“Although the new vehicle sales environment continued to be challenging during the first quarter, much of that profit pressure was offset by improvements in other areas of our business,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “The results this quarter continue to demonstrate the strength of our business model, with both the parts and service business and the finance and insurance business showing growth in this slowing new vehicle sales environment.”

Group 1 Automotive, Inc.
2008 Full-Year Guidance and Outlook Reaffirmed
Group 1 reaffirmed its 2008 full-year guidance of $2.95 to $3.25 based on its outlook and the following assumptions:
•	Industry seasonally adjusted annual sales rate (SAAR) of 15.0 to 15.5 million vehicles

•	Same-store revenues three-to-five percent lower

•	SG&A expense as a percent of gross profit at 78 percent to 79 percent, excluding any one-time items, as lower sales revenues are expected to offset cost improvements

•	Libor interest rates at 3.5 percent throughout 2008

•	Tax rate of 38 percent

•	Estimated average diluted shares outstanding of 22.5 million

•	Guidance excludes the impact of future acquisitions and dispositions, as well as the potential related one-time costs estimated at $10 million to $15 million.
First-Quarter Earnings Conference Call
Group 1’s senior management will host a conference call today at 10 a.m. EDT to discuss the first-quarter financial results and the company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com through the Investor Relations section. A replay will be available for 30 days.
The conference call will also be available live by dialing in 10 minutes prior to the start of the call at: 800-218-8862 (domestic) or 303-275-2170 (international).
A telephonic replay will be available following the call through May 6 by dialing: 800-405-2236 (domestic) or 303-590-3000 (international) with passcode 11112383#.
About Group 1 Automotive, Inc.
Group 1 owns and operates 104 automotive dealerships, 143 franchises, and 26 collision service centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.
Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements,” which are statements related to future, not past, events. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” or “will.” Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. These factors, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K under the headings “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” We urge you to carefully consider this information. We undertake no duty to update our forward-looking statements, including our earnings outlook.

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2008	2007	% Change
REVENUES:
New vehicle retail sales	$902,041	$932,094	(3.2)%
Used vehicle retail sales	311,568	289,714	7.5
Used vehicle wholesale sales	68,614	74,644	(8.1)
Parts and service	193,555	175,839	10.1
Finance and insurance	53,667	50,447	6.4

Total revenues	1,529,445	1,522,738	0.4%

COST OF SALES:
New vehicle retail sales	844,019	867,614	(2.7)%
Used vehicle retail sales	277,054	252,941	9.5
Used vehicle wholesale sales	68,691	73,475	(6.5)
Parts and service	87,534	81,551	7.3

Total cost of sales	1,277,298	1,275,581	0.1%

GROSS PROFIT	252,147	247,157	2.0%

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	199,796	198,163	0.8%

DEPRECIATION AND AMORTIZATION EXPENSE	5,927	4,848	22.3%

INCOME FROM OPERATIONS	46,424	44,146	5.2%

OTHER INCOME (EXPENSE):
Floorplan interest expense	(12,290)	(12,238)	0.4%
Other interest expense, net	(8,395)	(5,207)	61.2
Other income net	759	95	698.9

INCOME BEFORE INCOME TAXES	26,498	26,796	(1.1)%

PROVISION FOR INCOME TAXES	10,122	9,349	8.3%

NET INCOME	$16,376	$17,447	(6.1)%

DILUTED EARNINGS PER SHARE:	$0.73	$0.72	1.4%

Weighted average diluted shares outstanding	22,548	24,081	(6.4)%

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)

	March 31,	December 31,
	2008	2007	% Change
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$20,379	$33,749	(39.6)%
Contracts in transit and vehicle receivables, net	154,861	193,401	(19.9)
Accounts and notes receivable, net	81,865	83,687	(2.2)
Inventories	987,515	899,792	9.7
Deferred income taxes	18,906	18,287	3.4
Prepaid expenses and other current assets	18,734	31,168	(39.9)

Total current assets	1,282,260	1,260,084	1.8
PROPERTY AND EQUIPMENT, net	504,506	429,238	17.5
GOODWILL AND OTHER INTANGIBLES	787,538	787,245	0.0
OTHER ASSETS	27,665	28,730	(3.7)

Total assets	$2,601,969	$2,505,297	3.9%

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable — credit facility	$779,354	$670,820	16.2%
Floorplan notes payable — manufacturer affiliates	156,057	170,911	(8.7)
Current maturities of long-term debt	15,200	12,260	24.0
Accounts payable	109,608	113,589	(3.5)
Accrued expenses	104,980	101,951	3.0

Total current liabilities	1,165,199	1,069,531	8.9
2.25% CONVERTIBLE SENIOR NOTES	282,064	281,915	0.1
8.25% SENIOR SUBORDINATED NOTES	82,126	100,273	(18.1)
MORTGAGE FACILITY, net of current maturities	168,456	124,633	35.2
OTHER LONG-TERM DEBT, net of current maturities	58,779	33,017	78.0
ACQUISITION LINE	65,000	135,000	(51.9)
DEFERRED INCOME TAXES	12,504	14,711	(15.0)
LIABILITIES FROM INTEREST RISK MANAGEMENT ACTIVITIES	33,416	16,188	106.4
OTHER LIABILITIES	29,732	29,017	2.5

Total liabilities before deferred revenues	1,897,276	1,804,285	5.2

DEFERRED REVENUES	15,120	16,531	(8.5)

STOCKHOLDERS’ EQUITY:
Common stock	256	255	0.4
Additional paid-in capital	293,531	293,675	(0.0)
Retained earnings	515,907	502,783	2.6
Accumulated other comprehensive (loss)	(20,310)	(9,560)	112.4
Treasury stock	(99,811)	(102,672)	(2.8)

Total stockholders’ equity	689,573	684,481	0.7

Total liabilities and stockholders’ equity	$2,601,969	$2,505,297	3.9%

BALANCE SHEET DATA:
Working capital	$117,061	$190,553
Current ratio	1.10	1.18

Long-term debt to capitalization	49%	50%
Excluding Mortgage Facility	41%	45%

Inventory days supply: (1)
New vehicle	71	63
Used vehicle	29	35

(1)	Inventory days supply equals units in inventory as of the end of the period, divided by unit sales for the month then ended, times 30 days.

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)

		Three Months Ended
		March 31,
		2008	2007
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
Eastern	Massachusetts	11.5%	11.3%
	New Jersey	6.3	5.3
	New York	4.0	2.3
	Louisiana	3.6	3.7
	Georgia	3.4	3.5
	New Hampshire	3.2	3.3
	Florida	2.9	3.8
	Mississippi	1.4	1.6
	Alabama	1.0	1.0
	South Carolina	0.3	—

		37.6	35.8

Central	Texas	32.7	31.2
	Oklahoma	9.0	9.3
	New Mexico	1.6	2.2
	Kansas	1.1	0.8

		44.4	43.5

Western	California	16.3	19.5

International	United Kingdom	1.7	1.2

		100.0%	100.0%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		34.4%	34.9%
Nissan/Infiniti		13.0	13.3
Honda/Acura		12.8	11.8
Ford		11.7	13.3
Chrysler		7.3	7.9
BMW/Mini		7.1	5.6
GM		5.6	6.9
Daimler		5.4	3.2
Other		2.7	3.1

		100.0%	100.0%

NEW VEHICLE UNIT OTHER MIX:
Import		54.7%	54.9%
Luxury		23.0	19.3
Domestic		22.3	25.8

		100.0%	100.0%

Car		54.8%	51.7%
Truck		45.2	48.3

		100.0%	100.0%

Group 1 Automotive, Inc.
Additional Information — Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2008	2007	% Change
REVENUES:
New vehicle retail sales	$902,041	$932,094	(3.2)%

Used vehicle retail sales	311,568	289,714	7.5
Used vehicle wholesale sales	68,614	74,644	(8.1)

Total used	380,182	364,358	4.3
Parts and service	193,555	175,839	10.1
Finance and insurance	53,667	50,447	6.4

Total	$1,529,445	$1,522,738	0.4%

GROSS MARGIN:
New vehicle retail sales	6.4%	6.9%
Used vehicle retail sales	11.1	12.7
Used vehicle wholesale sales	(0.1)	1.6

Total used	9.1	10.4
Parts and service	54.8	53.6
Finance and insurance	100.0	100.0

Total	16.5%	16.2%

GROSS PROFIT:
New vehicle retail sales	$58,022	$64,480	(10.0)%
Used vehicle retail sales	34,514	36,773	(6.1)
Used vehicle wholesale sales	(77)	1,169	(106.6)

Total used	34,437	37,942	(9.2)
Parts and service	106,021	94,288	12.4
Finance and insurance	53,667	50,447	6.4

Total	$252,147	$247,157	2.0%

UNITS SOLD:
Retail new vehicles sold	28,985	31,236	(7.2)%
Retail used vehicles sold	17,591	17,328	1.5
Wholesale used vehicles sold	10,166	10,772	(5.6)

Total used	27,757	28,100	(1.2)%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,002	$2,064	(3.0)%
Used vehicle retail sales	1,962	2,122	(7.5)
Used vehicle wholesale sales	(8)	109	(107.3)
Total used	1,241	1,350	(8.1)
Finance and insurance (per retail unit)	1,152	1,039	10.9

OTHER:
SG&A expenses	$199,796	$198,163	0.8%
SG&A as % revenues	13.1%	13.0%
SG&A as % gross profit	79.2%	80.2%
Operating margin	3.0%	2.9%
Pretax income margin	1.7%	1.8%

Floorplan interest	$(12,290)	$(12,238)	0.4%
Floorplan assistance	7,967	9,088	(12.3)

Net floorplan expense	$(4,323)	$(3,150)	37.2%

Group 1 Automotive, Inc.
Additional Information — Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2008	2007	% Change
REVENUES:
New vehicle retail sales	$852,702	$916,651	(7.0)%

Used vehicle retail sales	288,935	282,359	2.3
Used vehicle wholesale sales	62,518	72,272	(13.5)

Total used	351,453	354,631	(0.9)
Parts and service	178,727	170,934	4.6
Finance and insurance	52,343	49,896	4.9

Total	$1,435,225	$1,492,112	(3.8)%

GROSS MARGIN:
New vehicle retail sales	6.4%	6.9%
Used vehicle retail sales	11.4	12.6
Used vehicle wholesale sales	(0.2)	1.8

Total used	9.3	10.4
Parts and service	54.8	53.6
Finance and insurance	100.0	100.0

Total	16.6%	16.2%

GROSS PROFIT:
New vehicle retail sales	$54,703	$63,287	(13.6)%
Used vehicle retail sales	32,827	35,635	(7.9)
Used vehicle wholesale sales	(135)	1,290	(110.5)

Total used	32,692	36,925	(11.5)
Parts and service	97,868	91,633	6.8
Finance and insurance	52,343	49,896	4.9

Total	$237,606	$241,741	(1.7)%

UNITS SOLD:
Retail new vehicles sold	28,048	30,752	(8.8)%
Retail used vehicles sold	16,886	16,837	0.3
Wholesale used vehicles sold	9,758	10,452	(6.6)

Total used	26,644	27,289	(2.4)%

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,950	$2,058	(5.2)%
Used vehicle retail sales	1,944	2,116	(8.1)
Used vehicle wholesale sales	(14)	123	(111.4)
Total used	1,227	1,353	(9.3)
Finance and insurance (per retail unit)	1,165	1,048	11.2

OTHER:
SG&A expenses	$187,767	$188,693	(0.5)%
SG&A as % revenues	13.1%	12.6%
SG&A as % gross profit	79.0%	78.1%
Operating margin	3.1%	3.2%

Floorplan interest	$(11,489)	$(11,823)	(2.8)%
Floorplan assistance	7,965	8,821	(9.7)

Net floorplan expense	$(3,524)	$(3,002)	17.4%

(1)	Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first month we owned the dealership and, in the case of dispositions, ending with the last month we owned it. Same store results also include the activities of our corporate office.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures
(Unaudited)
(Dollars in thousands, except per share amounts)
NET INCOME RECONCILIATION:

	Three Months Ended March 31,
	2008	2007	% Change
As reported	$16,376	$17,447	(6.1)%
Adjustments:
Lease terminations	—	2,478

Adjusted (1)	$16,376	$19,925	(17.8)%
DILUTED EARNINGS PER SHARE RECONCILIATION:

	Three Months Ended March 31,
	2008	2007	% Change
As reported	$0.73	$0.72	1.4%
Adjustments:
Lease Terminations	—	0.10

Adjusted (1)	$0.73	$0.82	(11.0)%

(1)	Adjusted net income and adjusted diluted earnings per share means net income or diluted earnings per share, as the case may be, plus the adjustments noted above. We use adjusted net income and adjusted diluted earnings per share in our evaluation of the performance of the company, as we believe that they provide additional information regarding the performance of our operations. We believe the presentation of these measures is relevant and useful to investors because they improve period-to-period comparability and are more reflective of our operating performance. Neither of these measures is a measure of financial performance under GAAP. Accordingly, they should not be considered as substitutes for net income or diluted earnings per share prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our net income and diluted earnings per share calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.